UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2008
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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
	Louisville, Kentucky	40222
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
            Compensatory Arrangements of Certain Officers.

On April 3, 2008 Sypris Solutions, Inc. (the "Company") made certain bonus payments to eligible participants, including the Company's chief executive officer, chief financial officer and certain other named executive officers, as approved by the Compensation Committee of the Company’s Board of Directors, and in the case of the Company’s President and Chief Executive Officer by the full Board of Directors, in the exercise of their discretion consistent with certain guidelines adopted in the Company's 2007 Incentive Bonus Plan (the "Plan"). Under the Plan, certain non-binding bonus targets for each participant were established and approved by the Compensation Committee, based on the Company's anticipated operating budget, and the participant's objectives for the year. A target Bonus Pool was to be calculated based fifty percent (50%) on the Company’s performance to annual operating plan targets for Profit Before Tax ("PBT") and fifty percent (50%) on performance to annual operating plan targets for Free Cash Flow ("FCF") for the consolidated financial results of the Company. For each percentage point of achievement greater than eighty percent (80%) of the PBT target in its annual operating plan, the guidelines allowed the target bonus pool to be increased in accordance with a schedule. Additional target bonus dollars could be designated  once the consolidated financial results of the Company achieved eighty percent (80%) of the FCF target in the annual operating plan. For each percentage point of achievement greater than eighty percent (80%) of the FCF target in its annual operating plan, the bonus pool was eligible to be increased in accordance with a schedule. Once a Bonus Pool is established, each qualified participant is eligible for a Bonus Award that is equal to the bonus target, subject to an initial discretionary review by the Company’s President and Chief Executive Officer and final discretionary reviews by the Compensation Committee, and for any bonus payment to the President and CEO, by the full Board.

Bonuses approved and paid on April 3, 2008 to the Company's principal executive officer, principal financial officer and other named executive officers were as follows: Jeffrey T. Gill- $150,000; Thomas S. Hatton - $100,000; Richard L. Davis- $60,000; and John R. McGeeney - $67,500. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Incentive Bonus Plan (January 1, 2007-December 31, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYPRIS SOLUTIONS, INC.

Date: April 9, 2008	By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Incentive Bonus Plan (January 1, 2007-December 31, 2007)